UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2006

AVIZA TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51642	20-1979646
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 Kings Village Road, Scotts Valley, CA 95066

(Address of principal executive offices) (Zip Code)

831-438-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On December 5, 2006, Jerauld Cutini, our President and Chief Executive Officer, and Patrick O’Connor, our Executive Vice President and Chief Financial Officer, announced that, in accordance with the terms of our revenue recognition policy, we have obtained sufficient customer acceptances of our deep silicon etch module used in our Omega fxP and Omega i2L systems such that this module has converted from “new” to “proven” technology, and we will begin to record revenue in the current fiscal quarter attributable to sales of this module when we ship the module to our customers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 8, 2006

AVIZA TECHNOLOGY, INC.
(Registrant)

By:	/s/ Patrick C. O’Connor
Name:	Patrick C. O’Connor
Title:	Executive Vice President and Chief Financial Officer